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                                                              EXHIBIT 23.2



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated December 8, 1998 incorporated by reference in Cornerstone Propane Partners, L.P.'s Registration Statement No. 333-46343 and to all references to our Firm included in that Registration Statement.

                                           /s/ Arthur Andersen LLP
                                        ----------------------------



Minneapolis, Minnesota,
December 17, 1998